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                                                                 Exhibit 10.11.2

                                 THIRD AMENDMENT

                                       To

         Bruegger's Fresh Bagel Bakery Shareholder Development Agreement



         This Third Amendment to that certain Bruegger's Fresh Bagel Bakery Shareholder Development Agreement, dated January 1, 1995, as previously amended (the "Development Agreement"), by and between Bruegger's Franchise Corporation, a Delaware corporation ("Franchisor") and DFW Bagels, Inc., a Minnesota corporation, d.b.a. Bruegger's Bagel Bakery ("Developer"), is made as of this 28th day of May, 1998.

         Whereas ss. 1.3 of the Development Agreement was amended by Section 4 Of that certain Agreement and Release, dated November 17, 1997, by and between Developer and Franchisor; and

         Whereas Developer and Franchisor now mutually desire to further amend
Section 1.3 of the Development Agreement;

         Now, therefore, in consideration of the recited facts and the mutual covenants of the parties hereinafter set forth, it is agreed:

         1. Section 1.3 of the Development Agreement, as amended, shall be amended by deleting the stricken language and by inserting in lieu thereof the double underlined language as shown immediately below:

              "1.3 Developer shall develop Bakeries in accordance with the following schedule (the " Development
              Schedule"):

              Deadline         Minimum Cumulative Number
                               Of Bakeries Developer Must
                               Have in Operation By Deadline:

              July 1, 1996               4
              October 1, 1998            9
              July 1, 1999              14
              July 1, 2000              19
              July 1, 2001              24
              July 1, 2002              30



         2. Except as specifically stated in ss. 1. Above, all provisions of the Development Agreement shall remain in full force and effect.

              In witness whereof both parties hereto have executed this agreement on the date first stated above.


Bruegger's Franchise Corporation                        DFW Bagels, Inc.